Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                           (Amendment No. _______)

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]    Preliminary proxy statement
[x]    Definitive proxy statement
[ ]    Definitive additional materials
[ ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

                         FIRST SOUTHERN BANCSHARES, INC.
------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                         FIRST SOUTHERN BANCSHARES, INC.
------------------------------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
       0-11.

(1)    Title of each class of securities to which transaction applies:
                              N/A
------------------------------------------------------------------------------
(2)    Aggregate number of securities to which transactions applies:
                              N/A
------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
------------------------------------------------------------------------------
(4)    Proposed maximum aggregate value of transaction:
                              N/A
------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)    Amount previously paid:
                             N/A
------------------------------------------------------------------------------
(2)    Form, schedule or registration statement no.:
                             N/A
------------------------------------------------------------------------------
(3)    Filing party:
                             N/A
------------------------------------------------------------------------------
(4)    Date filed:
                             N/A
------------------------------------------------------------------------------

                             March 16, 1998


Dear Stockholder:

       You are cordially invited to attend the Annual Meeting of Stockholders of First Southern Bancshares, Inc. ("Corporation"), the holding company for First Southern Bank ("Bank"). The meeting will be held at the main office of the Bank at 102 South Court Street, Florence, Alabama, on Wednesday, April 15, 1998, at 10:00 a.m., Central Time.

       The attached Notice of the Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation, as well as a representative of Marmann & Associates, P.C., the Corporation's independent auditors, will be present to respond to appropriate questions of stockholders.

       To ensure proper representation of your shares at the meeting, the Board of Directors requests that you sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible, even if you currently plan to attend the meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

       We look forward to seeing you at the meeting.

                             Sincerely,

                             /s/ Charles L. Frederick, Jr.

                             Charles L. Frederick, Jr.
                             President and Chief Executive Officer

                           FIRST SOUTHERN BANCSHARES, INC.
                               102 South Court Street
                              Florence, Alabama  35630
                                    (205) 764-7131

------------------------------------------------------------------------------
                        NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held On April 15, 1998
------------------------------------------------------------------------------

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of First Southern Bancshares, Inc. ("Corporation") will be held at the main office of First Southern Bank at 102 South Court Street, Florence, Alabama, on Wednesday, April 15, 1998, at 10:00 a.m., Central Time.

       A Proxy Card and a Proxy Statement for the Meeting are enclosed.

       The Meeting is for the purpose of considering and acting upon:

       1.   The election of three directors of the Corporation; and

       2. Such other matters as may properly come before the Meeting or any adjournments thereof.

       NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

       Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Corporation's Bylaws, the Board of Directors has fixed the close of business on February 28, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

       You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ M. Kaye Townsend

                                     M. KAYE TOWNSEND
                                     SECRETARY

Florence, Alabama
March 16, 1998

------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                           PROXY STATEMENT
                                  OF
                      FIRST SOUTHERN BANCSHARES, INC.
                         102 South Court Street
                        Florence, Alabama  35630
                             (205) 764-7131
-----------------------------------------------------------------------------
                       ANNUAL MEETING OF STOCKHOLDERS
                              April 15, 1998
-----------------------------------------------------------------------------

       This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Southern Bancshares, Inc. ("Corporation") to be used at the Annual Meeting of Stockholders ("Meeting") of the Corporation. The Meeting will be held at the main office of First Southern Bank ("Bank") at 102 South Court Street, Florence, Alabama, on Wednesday, April 15, 1998, at 10:00 a.m., Central Time. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 16, 1998.

-----------------------------------------------------------------------------
                       VOTING AND PROXY PROCEDURE
-----------------------------------------------------------------------------

       Stockholders Entitled to Vote at Meeting. Only stockholders of record as of the close of business on February 28, 1998 ("Record Date") are entitled to vote at the Meeting, and are entitled to one vote for each share of common stock of the Corporation ("Common Stock") then held. As of the close of business on the Record Date, the Corporation had 1,887,639 shares of Common Stock issued and outstanding. The Common Stock is the Corporation's only outstanding class of voting securities.

       Quorum Requirement. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Broker non-votes will be counted for purposes of determining the existence of a quorum, but will not be counted for determining the number of votes cast with respect to a proposal and, therefore, will have no effect on the outcome of such proposal.

       Proxies; Proxy Revocation Procedures. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where a proxy card is properly signed but no instructions are indicated, proxies will be voted FOR the nominees for directors set forth in this proxy statement. If a stockholder attends the Meeting, he or she may vote by ballot.

       If a stockholder is a participant in the First Southern Bank Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP, and allocated shares for which no voting instructions are received from participants, will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

       Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation at the above address or by filing a later dated proxy before a vote being taken on a particular proposal at the Meeting. Attendance at the Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

       Vote Required. The three directors to be elected at the Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. The Corporation's Certificate of Incorporation prohibits stockholders from cumulating their votes for the election of directors. Votes may be cast for or withheld from each nominee for election as directors. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast.

-----------------------------------------------------------------------------
            VOTING SECURITIES AND SECURITY OWNERSHIP OF
             CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
-----------------------------------------------------------------------------

       Persons and groups who beneficially own in excess of 5% of the Corporation's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and furnish a copy to the Corporation, regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth, as of the Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock as of the close of business on the Record Date. The table also sets forth, as of the Record Date, information as to the shares of Common Stock beneficially owned by each director, the "named executive officers" of the Corporation, and all executive officers and directors of the Corporation as a group.

                                         Amount and Nature       Percent of
                                         of Beneficial           Common Stock
Beneficial Owner                         Ownership (1)           Outstanding
----------------                         -------------           -----------

Beneficial Owners of More Than 5%

First Southern Bank Employee                  161,874               8.57%
Stock Ownership Plan Trust

Gary A. Gamble* (2)                           105,085               5.57

Directors

William E. Batson                              12,775               0.68
James E. Bishop                                48,203               2.55
Milka S. Duke                                  13,075               0.69
J. Acker Rogers                                28,105               1.48
Kenneth A. Williams                            12,575               0.67

Named Executive Officers**

Charles L. Frederick, Jr.*                     38,115               2.02
Thomas N. Ward*                                36,185               1.92

All Executive Officers and
Directors as a Group (8 persons)              294,118              15.58

                                (footnotes on following page)

---------------
* Messrs. Gamble, Frederick and Ward are also directors of the Corporation. ** Under SEC regulations, the term "named executive officers" is defined to include the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Charles L. Frederick and Thomas
    N. Ward were the Corporation's only "named executive officers" for the fiscal year ended December 31, 1997.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Corporation's Common Stock if he or she has voting and/or investment power with respect to such security or has a right to acquire, through the exercise of outstanding options or otherwise, beneficial ownership at any time within 60 days from the Record Date. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the named persons possess voting and/or investment power.
(2) Pursuant to a Schedule 13D, dated December 12, 1997, filed with the SEC.

-----------------------------------------------------------------------------
                     PROPOSAL I - ELECTION OF DIRECTORS
-----------------------------------------------------------------------------

        The Corporation's Board of Directors consists of eight directors. The Board is divided into three classes with staggered terms, and each director is elected for a three-year term. Three directors will be elected at the Meeting to serve for a three-year period, or until their respective successors have been duly elected and qualified. The Board of Directors has nominated for election as directors Charles L. Frederick, Jr., William E. Batson and Gary A. Gamble, all of whom are current members of the Boards of Directors of the Corporation and the Bank.

        If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

        The Board of Directors recommends a vote "FOR" the election of all nominees set forth below.

        The following table sets forth certain information regarding the nominees for election at the Meeting and those directors continuing in office after the Meeting.

                                                         Year
                                                         First        Year
                           Principal Occupation          Elected      Term
Name             Age(1)    During Last Five Years        Director(2)  Expires
----             ------    ----------------------        -----------  -------

                                BOARD NOMINEES

Charles L.
 Frederick, Jr.    59      President and Chief Executive     1988      2001(3)
                           Officer of the Corporation and
                           the Bank.

William E. Batson  74      Chairman of the Board of the
                           Corporation and the Bank; self-   1977      2001(3)
                           employed public accountant,
                           Florence, Alabama.

                        (table continued on following page)

                                                         Year
                                                         First        Year
                           Principal Occupation          Elected      Term
Name             Age(1)    During Last Five Years        Director(2)  Expires
----             ------    ----------------------        -----------  -------

                            BOARD NOMINEES (Continued)

Gary A. Gamble     45      President of TransMart, Inc.,     1992      2001(3)
                           a national distributor of
                           automobile transmission parts,
                           Florence, Alabama.

                   DIRECTORS CONTINUING IN OFFICE AFTER MEETING

Thomas N. Ward     42      Executive Vice President and      1988      1999
                           Chief Operating Officer of
                           the Corporation and the Bank.

Kenneth A.
 Williams          73      Retired partner of Williams &     1967      1999
                           Son Oil Co., Florence, Alabama.

James E. Bishop    49      Owner and President of Jim        1991      2000
                           Bishop Chevrolet GEO Buick
                           Oldsmobile, Inc., Tuscumbia,
                           Alabama.

Milka S. Duke      71      Retired; former Senior Vice       1987      2000
                           President, Vice President
                           and Corporate Secretary of the
                           Bank.

J. Acker Rogers    51      Owner and President of Rogers,    1991      2000
                           Carlton & Associates, Inc.,
                           Florence, Alabama, a general
                           insurance agency.

-----------------
(1)    At December 31, 1997.
(2)    Includes prior service on the Board of Directors of the Bank.
(3)    Assuming election at the Meeting.

------------------------------------------------------------------------------
               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
------------------------------------------------------------------------------

       The Boards of Directors of the Corporation and the Bank conduct their business through meetings and committees of the Boards. During the fiscal year ended December 31, 1997, the Board of Directors of the Corporation held six meetings and the Board of Directors of the Bank held 12 meetings. No director of the Corporation or the Bank attended fewer than 75% of the total meetings of the Boards and committees on which such Board member served during this period.

       The Board of Directors of the Bank has established an Audit Committee, Personnel/Compensation Committee, and the Board of Directors of the Corporation has established a Nominating Committee, among others.

       The Audit Committee consists of Messrs. Williams (Chairman), Bishop and Gamble. It meets as-needed, but no fewer than at least once every six months, and is responsible for reviewing and evaluating the internal controls and accounting procedures and for recommending the annual appointment of the outside auditor and meets with them to review the results of the annual audit and any related matters. The Audit Committee met two times during the fiscal year ended December 31, 1997.

       The Personnel/Compensation Committee consists of Ms. Duke (Chairman), Messrs. Bishop and Rogers. It meets as-needed, but no fewer than at least once every six months, and is responsible for reviewing and recommending annual salary levels for executive officers, including the Chief Executive Officer, to the Board of Directors and for reviewing and establishing the personnel policies and procedures. The Personnel/Compensation Committee met two times during the fiscal year ended December 31, 1997.

       The full Board of Directors of the Corporation acts as the Nominating Committee for selecting the nominees for election as directors. The Board of Directors met once in its capacity as the Nominating Committee during the year ended December 31, 1997.

------------------------------------------------------------------------------
                       DIRECTORS' COMPENSATION
------------------------------------------------------------------------------

       Directors of the Corporation receive a quarterly retainer of $550. Directors of the Bank, who also serve as directors of the Corporation, receive a fee of $750 per month with the exception of the Chairman of the Board who receives a fee of $850 per month. Non-officer directors receive an additional $100 for committee meetings. Total fees paid to directors of the Corporation and the Bank during the fiscal year ended December 31, 1997 were $101,500.

------------------------------------------------------------------------------
                          EXECUTIVE COMPENSATION
------------------------------------------------------------------------------

       Summary Compensation Table. The following information is furnished for Messrs. Frederick and Ward.

                                                             Long-term
                                                            Compensation
                         Annual Compensation(1)                Awards
                        -----------------------------    ---------------------
                                                         Restricted    Number
Name and                                                   Stock         of
Position                Year      Salary(2)    Bonus     Awards(3)    Options
--------                ----      ---------    -----     ---------    -------

Charles L. Frederick    1997     $136,939    $    --      $     --          --
President and Chief     1996      134,095     25,470       206,561      20,499
Executive Officer       1995      121,100     20,470            --          --

Thomas N. Ward          1997     $115,758         --            --          --
Executive Vice Presi-   1996      114,397     22,950       180,810      20,499
dent and Chief          1995      101,850     17,920            --          --
Operating Officer

----------------
(1) All compensation is paid by the Bank. Excludes certain additional benefits received by each individual, the aggregate amounts of which do not exceed 10% of the particular individual's total annual salary and bonus.
(2) Salaries for Messrs. Frederick and Ward each include $11,150 in directors' fees.

                 (footnotes continued on following page)

(3) For 1996, represents the value of restricted stock awards at April 17, 1996, the date of grant, pursuant to the Management Recognition Plan. Dividends are paid on such awards if and when declared and paid by the Corporation on the Common Stock. At December 31, 1997, the value of the unvested awards for Messrs. Frederick and Ward was $197,132 (13,115 shares at $15.03 per share) and $172,556 (11,480 shares at $15.03 per share), respectively.

    Option Grants. No options were granted to Messrs. Frederick and Ward during the year ended December 31, 1997.

    Option Exercise/Value Table. The following information is provided for Messrs. Frederick and Ward for the year ended December 31, 1997.

                                                                             Value of Unexercised
                                               Number of Securities          In-the-Money Options
                 Shares        Dollar     Underlying Unexercised Options      at Fiscal Year End
                 Acquired on   Value      ------------------------------   ------------------------------
Name             Exercise      Realized   Exercisable      Unexercisable   Exercisable      Unexercisable
----             --------      --------   -----------      -------------   -----------      -------------

Charles L.         --             --           --              20,499           --            $308,100
 Frederick, Jr.

Thomas N. Ward     --             --           --              20,499           --             308,100

       Employment Agreements. The Corporation and Bank (collectively, "Employers") have entered into three-year employment agreements with Messrs. Frederick and Ward providing for current salary levels of $123,000 and $103,000, respectively, which amounts will be paid by the Bank and which may be increased at the discretion of the Board of Directors or an authorized committee of the Board. The salary of each executive officer may not be decreased during the term of the employment agreement without the prior written consent of the officer. On each anniversary of the commencement date of the agreement, the term of the agreement may be extended by action of the Board of Directors for an additional year unless a notice of termination of the agreement is given by the executive officer. The agreements are terminable by the Employers for just cause at any time or in certain events specified by federal regulations.

       The employment agreements provide for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment within 12 months of a change in control where the executive officers are assigned duties inconsistent with their positions, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreements as, among other things, any time during the period of employment when a change of control is deemed to have occurred when (a) a person other than the Corporation purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) stockholders of the Corporation approve a merger, consolidation, sale or disposition of all or substantially all of the Corporation's assets, or a plan of partial or complete liquidation.

       The severance payments from the Employers will equal 2.99 times Messrs. Frederick's and Ward's average annual compensation during the preceding five years. Such amount will be paid in a lump sum within ten business days following the termination of employment. Had a change in control of the Employers occurred during the year ended December 31, 1997, they would have been entitled to a severance payment of approximately $342,000 and $284,600, respectively. Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), provides that certain severance payments which equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

       The agreement restricts Messrs. Frederick's and Ward's right to compete against the Employers for a period of one year from the date of termination of the agreement if Messrs. Frederick and Ward voluntarily terminate their employment, except in the event of a change in control.

       Pension Plan. The Bank maintains a non-contributory defined benefit pension plan for the benefit of all employees who have completed at least six months of service and attained age 21. The Bank ceased accruing benefits under the Plan in May 1997 with the intention of terminating the plan in fiscal 1998. Plan benefits are based on a participant's length of service and compensation, which is defined to include total taxable compensation as reported to the Internal Revenue Service on Form W-2. Participants are 100% percent vested in their accrued benefits after five years of service.

       At normal retirement age under the plan (age 65), a participant would receive an annual benefit equal to 2% of his or her years of credited service times the average of his or her highest five years' compensation. The normal form of benefit is a monthly annuity payable for the participant's life. Optional forms of benefit include a lump sum payment and various alternative annuity payments. The plan also provides for proportionately reduced benefits in the event of a participant's early retirement prior to attaining normal retirement age 65. Benefits are not subject to reduction for Social Security or other offset amounts. At December 31, 1997, Messrs. Frederick and Ward had 31 and 19 years of credited service under the plan, respectively.

       The following table sets forth annual benefits payable at normal retirement age (age 65) in the form of a life annuity. Under the Code, the plan may not provide annual benefits in excess of a statutory maximum level ($125,000 per year in calendar 1997).

                                        Years of Service
Highest Five           -------------------------------------------------------
Average Compensation       15         20          25          30         35
--------------------   -------------------------------------------------------

$ 10,000               $  3,000   $  4,000    $  5,000    $  6,000   $  7,000
$ 20,000                  6,000      8,000      10,000      12,000     14,000
$ 30,000                  9,000     12,000      15,000      18,000     21,000
$ 40,000                 12,000     16,000      20,000      24,000     28,000
$ 50,000                 15,000     20,000      25,000      30,000     35,000
$ 60,000                 18,000     24,000      30,000      36,000     42,000
$ 70,000                 21,000     28,000      35,000      42,000     49,000
$ 80,000                 24,000     32,000      40,000      48,000     56,000
$ 90,000                 27,000     36,000      45,000      54,000     63,000
$100,000                 30,000     40,000      50,000      60,000     70,000
$110,000                 33,000     44,000      55,000      66,000     77,000

------------------------------------------------------------------------------
             COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
------------------------------------------------------------------------------

        Section 16(a) of the Exchange Act requires certain officers of the Corporation and its directors, and persons who beneficially own more than 10% of any registered class of the Corporation's equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Based solely on a review of the reports and written representations provided to the Corporation by the persons, the Corporation believes that all filing requirements applicable to its reporting officers, directors and greater than 10% beneficial owners were complied with properly and timely during the fiscal year ended December 31, 1997.

------------------------------------------------------------------------------
                       TRANSACTIONS WITH MANAGEMENT
------------------------------------------------------------------------------

       Director J. Acker Rogers is part owner of the insurance firm of Rogers, Carlton & Associates, Inc., from which the Bank has purchased insurance for the past several years. Rogers, Carlton & Associates, Inc. received approximately $86,000 from the Bank during the fiscal year ended December 31, 1997.

       As required by applicable law and regulations, all loans or extensions of credit to executive officers and directors are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of repayment or present other unfavorable features. At December 31, 1997, loans to executive officers and directors and their related interests totalled approximately $2.2 million.

------------------------------------------------------------------------------
                       INDEPENDENT AUDITORS
------------------------------------------------------------------------------

       Marmann & Associates, P.C., served as the Corporation's independent public auditors for the 1997 fiscal year. The Board of Directors has appointed Marmann & Associates, P.C., to be its independent auditors for the 1998 fiscal year. A representative of Marmann & Associates, P.C. is expected to be present at the Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he desire to do so.

------------------------------------------------------------------------------
                           OTHER MATTERS
------------------------------------------------------------------------------

       The Board of Directors of the Corporation is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

------------------------------------------------------------------------------
                            MISCELLANEOUS
------------------------------------------------------------------------------

       The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telephone without additional compensation.

       The Corporation's Annual Report to Stockholders has been mailed to stockholders as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

------------------------------------------------------------------------------
                           STOCKHOLDER PROPOSALS
------------------------------------------------------------------------------

       In order to be eligible for inclusion in the Corporation's proxy solicitation materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's main office at 102 South Court Street, Florence, Alabama, no later than November 16, 1998. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

       The Corporation's Certificate of Incorporation provides that if a stockholder intends to nominate a candidate for election as a director, the stockholder must deliver written notice of his or her intention to the Secretary of the
                                     -8-
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Corporation not less than thirty days nor more than sixty days prior to the date of a meeting of stockholders; provided, however, that if less than thirty-one days' notice of the date of the meeting is given or made to stockholders, such written notice must be delivered to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. The notice must set forth all information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee pursuant to the Exchange Act, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and, as to the stockholder giving such notice, his or her name and address as they appear on the Corporation's books, and the class and number of shares of the Corporation which are beneficially owned by such stockholder.

                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 /s/ M. Kaye Townsend

                                 M. KAYE TOWNSEND
                                 SECRETARY

Florence, Alabama
March 16, 1998

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                            FORM 10-KSB
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A copy of the Corporation's Form 10-KSB for the fiscal year ended December 31,
1997, as filed with the Securities and Exchange Commission will be furnished without charge to stockholders as of the close of business on the Record Date upon written request to M. Kaye Townsend, Corporate Secretary, First Southern Bancshares, Inc., 102 South Court Street, Florence, Alabama 35630.
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                                     -9-

[X] PLEASE MARK VOTES             REVOCABLE PROXY
    AS IN THIS EXAMPLE      FIRST SOUTHERN BANCSHARES, INC.

                            ANNUAL MEETING OF STOCKHOLDERS
                                  APRIL 15, 1998

       The undersigned hereby appoints the official Proxy Committee of the Board of Directors of First Southern Bancshares, Inc. with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of First Southern Bancshares, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the main offices of First Southern Bank, 102 South Court Street, Florence, Alabama, on Wednesday, April 15, 1998, at 10:00 a.m., Central Time, and at any and all adjournments thereof, as indicated to the right:

                                                               With-   For All
                                                        For    Hold    Except

       1.      The election as directors of all         [  ]    [  ]    [  ]
               nominees listed below (except as
               noted to the contrary below).

               Charles L. Frederick, Jr.
               William E. Batson
               Gary A. Gamble

               INSTRUCTION: To withhold authority to vote for any individual nominee, mark "Except" and write that nominee's name in the space provided below.

               -------------------------------------------

       2. Such other matters that may properly come before the Meeting or any adjournments thereof.

       The Board of Directors recommends a vote "FOR" the above proposal.

THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                                    ----------------------------
Please be sure to sign and date     Date
  this Proxy in the box below.
----------------------------------------------------------------


---Stockholder sign above-------Co-holder (if any) sign above---

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   Detach above card, sign, date and mail in postage paid envelope provided.

                     FIRST SOUTHERN BANCSHARES, INC.
------------------------------------------------------------------------------
       Should the undersigned be present and elect to vote at the Annual Meeting of Stockholders or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

       The above signed acknowledges receipt from the Corporation, prior to the execution of this proxy, of the Notice of Annual Meeting of Stockholders, a proxy statement for the Annual Meeting of Stockholders, and an Annual Report to Stockholders.

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required but each holder should sign, if possible.

                           PLEASE ACT PROMPTLY
                 SIGN, DATE & MAIL YOUR PROXY CARD TODAY
------------------------------------------------------------------------------

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